UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 8, 2006

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

At the 2006 Annual Meeting of Stockholders of Coinstar, Inc. (“Coinstar”) held on June 8, 2006, the stockholders of Coinstar approved amendments to the Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan (the “1997 Plan”).

The following three amendments to the 1997 Plan were approved by stockholders:

•	An increase of the number of shares authorized for issuance under the 1997 Plan by an additional 1,000,000 shares. The total shares authorized for issuance under the 1997 Plan was increased from 6,517,274 to 7,517,274 shares.

•	An increase of the limit on the number of shares that can be issued as stock awards under the 1997 Plan from 500,000 shares to 600,000 shares.

•	An extension of the term of the 1997 Plan from March 28, 2007 to June 8, 2016.

Immediately following the 2006 Annual Meting of Stockholders, each of Coinstar’s nonemployee directors received:

•	1,500 shares of restricted stock under the Amended and Restated Equity Grant Program for Nonemployee Directors (the “NED Program”) administered under the 1997 Plan and pursuant to the form of Restricted Stock Award attached hereto as exhibit 10.2. The restricted stock fully vests one year from the grant date.

•	A stock option to purchase 8,500 shares under the NED Program pursuant to the form of Stock Option Grant attached hereto as Exhibit 10.3. The stock option vests 1/12 per month over the period from the grant date until the first anniversary of the grant date, at which time the stock option fully vests.

In addition, Keith D. Grinstein, as the nonemployee chairperson of the Board of Directors, was granted a stock option to purchase 5,000 shares as part of the annual compensation of the nonemployee chairperson of the Board of Directors.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement filed by Coinstar on April 27, 2006)

10.2	Form of Restricted Stock Award under the 1997 Amended and Restated Equity Incentive Plan for awards made to Nonemployee Directors

10.3	Form of Stock Option Grant under the 1997 Amended and Restated Equity Incentive Plan for awards made to Nonemployee Directors

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: June 14, 2006	By:	/s/ Donald R. Rench
Donald R. Rench Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement filed by Coinstar on April 27, 2006)

10.2	Form of Restricted Stock Award under the 1997 Amended and Restated Equity Incentive Plan for awards made to Nonemployee Directors

10.3	Form of Stock Option Grant under the 1997 Amended and Restated Equity Incentive Plan for awards made to Nonemployee Directors

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